Exhibit 10.51

FOURTH AMENDMENT

(1741 TECHNOLOGY – CONCOURSE V)

THIS FOURTH AMENDMENT (this "Amendment") is made and entered into as of June 15, 2022 by and between HUDSON CONCOURSE, LLC, a Delaware limited liability company ("Landlord") and NUTANIX, INC., a Delaware corporation ("Tenant").

RECITALS

A.
Landlord and Tenant are parties to that certain Office Lease dated September 5, 2018 (the "Original Lease") whereby Landlord has leased to Tenant certain office space in the building located at 1741 Technology Drive, San Jose, California (the "Building"). The Original Lease was subsequently amended by that certain First Amendment dated October 22, 2019 (the "First Amendment"), by that certain Second Amendment dated November 23, 2020 (the "Second Amendment") and by that certain Third Amendment dated April 30, 2022 (the "Third Amendment"). The Original Lease, as amended by the First Amendment, the Second Amendment, and the Third Amendment is referred to herein as the "Lease."
B.
Landlord and Tenant desire to modify Section 1.3 of the Third Amendment as provided herein.

NOW, THEREFORE, in consideration of the above recitals which by this reference are incorporated herein, the mutual covenants and conditions contained herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree as follows:

1.
Section 1.3. Section 1.3 of the Third Amendment is hereby deleted in its entirety and the following is substituted in lieu thereof.

1.3 Contingency. This Amendment is contingent upon Landlord's execution of a new lease for the Reduction Space with a third party upon terms and conditions acceptable to Landlord in its sole discretion. In the event Landlord has not executed a new lease for the Reduction Space within sixty (60) days after the date of full execution and delivery of this Amendment, this Amendment shall be void and of no further force and effect.

2.
Miscellaneous.

10.1. This Amendment sets forth the entire agreement between the parties with respect to the matters set forth herein. There have been no additional oral or written representations or agreements.

10.2. Except as herein modified or amended, the provisions, conditions and terms of the Lease shall remain unchanged and in full force and effect.

10.3. In the case of any inconsistency between the provisions of the Lease and this Amendment, the provisions of this Amendment shall govern and control.

10.4. Submission of this Amendment by Landlord is not an offer to enter into this Amendment but rather is a solicitation for such an offer by Tenant. Landlord shall not be bound by this Amendment until Landlord has executed and delivered it to Tenant.

10.5 This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. The signature of a party transmitted electronically (e.g., e-signature) or by facsimile, email of a pdf copy, DocuSign or other similar technology application shall constitute and have the same force and effect as the original signature of the party. Following execution, a pdf (or similar image file format) of this entire agreement (whether signed electronically or in ink) shall be deemed the equivalent of the delivery of the original, and any party delivering such a counterpart shall in all events deliver to the other party an original signature promptly upon request

10.6. Capitalized terms used but not defined in this Amendment shall have the meanings given in the Lease.

[SIGNATURES ARE ON FOLLOWING PAGE]

1.

IN WITNESS WHEREOF, this Amendment has been executed as of the day and year first above written.

LANDLORD:

HUDSON CONCOURSE, LLC,
a Delaware limited liability company

By: Hudson Pacific Properties, L.P.,
a Maryland limited partnership,
its sole member

By: Hudson Pacific Properties, Inc.,
a Maryland corporation,
its general partner

By: /s/ Kenneth Young

Name: Kenneth Young

Title: Senior Vice President, Leasing

TENANT:	NUTANIX, INC., a Delaware corporation By: /s/ Aaron Boynton Name: Aaron Boynton Title: Chief Accounting Officer